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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



          As independent public accountants, we hereby consent to the incorporation of our report dated April 15, 2002 for Razorfish, Inc. and subsidiaries, included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-55422, 333-30410, 333-90495 and 333-77373.


                                                             ARTHUR ANDERSEN LLP

New York, New York
April 15, 2002